UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/30/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays 1-Year Municipal Bond Index
1-Year	2.18%	-0.13%	0.84%
Since Inception (12/6/10)	2.92	2.25	1.03

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*May 30, 2014, was the last business day of the Fund’s fiscal year end. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2014.

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Fund Performance Discussion

The Class A shares of Oppenheimer Rochester Short Term Municipal Fund – which had a tax-free yield of 1.92% at net asset value (NAV) for the 35-day accrual period ended May 27, 2014 – offered investors a highly attractive alternative to the average FDIC-insured savings account, which paid a taxable interest rate of 0.06% at the end of May 2014. The Fund’s holdings continued to generate tax-free income consistent with the Fund’s investment goals this reporting period, producing an annual total return of 2.18% (without sales charges) as of May 30, 2014, the last business day of the Fund’s fiscal year. By comparison, the annual total return of the Fund’s benchmark, the Barclays 1-Year Municipal Bond Index, was 0.84% as of May 31, 2014. Investors should note that tax-free income comprised more than 85% of the Fund’s total return this reporting period, further evidence supporting our team’s thesis that yield is the primary driver of our funds’ performance.

MARKET OVERVIEW

The muni market rebounded the last quarter of this reporting period, which was a welcomed development after the volatility of the previous three quarters. On multiple occasions during this reporting period, statements by the leadership of the Federal Reserve rattled the muni market. This occurred notably in June 2013, when then-chairman Ben S. Bernanke spoke about potential changes to the short-term Fed Funds target rate and the eventual tapering

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 0.75% at the end of this reporting period. At 1.92%, the distribution yield for this Fund’s Class A shares was 117 basis points higher than the category average.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.92%

Dividend Yield with sales charge	1.88

Standardized Yield	1.69

Taxable Equivalent Yield	2.99

Last distribution (5/27/14)	$0.006

Total distributions (6/1/13 to 5/31/14)	$0.070

Endnotes for this discussion begin on page 13 of this report

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of the Fed’s stimulus program. Although the Fed announced that it was “prepared to increase or reduce the pace of its purchases” and that the Fed Funds rate would remain between zero and 0.25%, a sharp sell-off in the fixed-income space ensued, prompted by a belief that a policy change was imminent.

A sell-off also occurred in mid-March 2014 after Janet Yellen, the newly confirmed Fed chairman, held her first press conference and announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” Earlier, the Fed had reported that rates would not change until the unemployment rate had crossed the 6.5% threshold.

The Fed’s decision to spend billions monthly on mortgage-backed securities and long-term Treasuries remained a source of speculation. After more than a year of $85-billion-a-month purchases, the Fed lowered its spending to $75 billion in January 2014 and then to $65 billion the following month. Near the end of April, the Fed announced that spending in May would be $45 billion, and Ms. Yellen affirmed that it planned to end its stimulus purchases in the fall of 2014.

Given the current Fed Funds rate, the only plausible change would be an increase. The Fed has indicated that it has “no mechanical formula or timetable” for a decision about raising the Fed Funds rate, which it has not changed since December 2008. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

On May 30, 2014, the last day of this reporting period, the average yield on 30-year, AAA-rated muni bonds was 3.43%, up 9 basis points from May 31, 2013, the last day of the previous annual reporting period. The average yield on 10-year, AAA-rated muni bonds on May 30, 2014, was 2.17%, up 3 basis points from the May 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.18%, down 6 basis points from the May 2013 date.

4      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

During this reporting period, media coverage about Detroit’s bankruptcy and about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Detroit and Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 610 securities as of May 30, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At the end of this reporting period, Oppenheimer Rochester Short Term Municipal Fund’s Class A shares generated a distribution yield of 1.92% at NAV. Lipper’s Short Municipal Debt Funds category reported an average distribution yield of 0.75% at month’s end. The Class A shares had the second highest distribution yield in this Lipper category, trailing only the Y shares of this Fund.

For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 2.99%, based on the standardized yield of its Class A shares as of May 31, 2014, and the current top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The dividend trend for this Fund shows the positive impact a yield-driven approach can have amid challenging market conditions. The dividend per Class A share of this Fund, which was $0.0055 at the outset of the reporting period, increased to $0.006 beginning with the October 2013 payout. In all, the Fund distributed 7.0 cents per Class A share this reporting period.

General Obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised the Fund’s largest sector as of May 30, 2014, with 23.4% of its total assets. The Fund’s holdings in this sector include bonds issued in many U.S. municipalities. About 35% of the Fund’s G.O. securities as of May 30, 2014, were issued by the Commonwealth of Puerto Rico; all of these holdings are insured by muni insurers that have earned investment-grade ratings. The Fund also held a small position (approximately 1.0% of total assets as of May 30, 2014) in insured G.O. debt issued by Detroit. The G.O. sector was the

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strongest contributor to the Fund’s performance this reporting period.

The Fund continued to be invested this reporting period in the municipal leases sector, which accounted for 17.4% of the Fund’s total assets as of May 30, 2014. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements. The sector, which continues to be fundamentally sound, also contributed positively to the Fund’s total return this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented

13.9% of the Fund’s net assets at the end of this reporting period. The Fund’s Puerto Rico holdings, 95% of which are insured, come from many different sectors as well as G.O. debt. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

While the overall muni market and many securities issued in Puerto Rico were adversely affected this reporting period by “credit spread widening” – which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases – widening spreads were not a factor for this Fund as it primarily holds investment-grade securities. The prices of these types of securities generally

6      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

perform better than those of lower-rated bonds when spreads become wider, and that was the case this reporting period. The Fund’s focus on high-quality bonds was beneficial to shareholders this reporting period, and the Fund’s investments in municipal bonds issued in Puerto Rico contributed positively to the Fund’s performance.

Since his inauguration, first-time Puerto Rico governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

Puerto Rico debt continued to be the subject of a variety of critical reports this reporting period. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession. This coverage led to increased pricing pressure in this sector in the latter half of 2013, though many bonds issued in Puerto Rico began to rally in January 2014.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading

7      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Details about the month-end composition of our portfolios are available at oppenheimerfunds.com. The best sources of information about a fund’s investment approach and past performance are its annual prospectus and its biannual shareholder reports.

The Fund’s holdings in municipal bonds issued by utilities represented 11.8% of total assets at the end of this reporting period. As of May 30, 2014, this set of holdings included water utilities with 4.9% of total assets, sewer utilities with 3.8%, electric utilities with 3.0% and gas utilities with 0.1%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. All of the Fund’s utilities sectors contributed positively during the reporting period.

As of May 30, 2014, the Fund was invested in the hospital/healthcare sector, which totaled 7.2% of its total assets. Our holdings in this sector continued to consist of securities across the credit spectrum. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented 4.7% and 0.2% of the Fund’s total assets, respectively. Despite the ongoing difficulties in the national housing market, the securities in these sectors continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in these housing sectors are likely to bring benefit to investors over the long term. During this reporting period, both the multifamily and single-family sectors contributed positively to the Fund’s total return.

Tax increment financing (TIF) bonds constituted 4.5% of the Fund’s total assets on May 30, 2014. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

As of May 30, 2014, 4.0% of the Fund’s total assets were invested in the education sector, which contributed positively to Fund performance. Bonds in this sector primarily

8      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

finance the infrastructure needs of a variety of the country’s charter schools.

The Fund continued to be invested this reporting period in the highways and commuter facilities sector, which also represented 4.0% of total assets as of May 30, 2014. The bonds in this sector are used to build and maintain roadways and highway amenities. The sector enhanced Fund performance this reporting period.

We are proud to report that not a single sector detracted from Fund performance for the 12-month period ended May 30, 2014.

Our approach to municipal bond investing is flexible and responsive to market conditions. Further, market conditions during this reporting period did not affect the Fund’s overall investment goals. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of less than 2 years for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. While the Fund will not invest more than 5% of its total assets in “unrated securities” – those without an NRSRO rating – the sub-adviser-rated holdings of this Fund may at times exceed 5%, as is the case this reporting period. The potential for this to occur exists because the Fund’s limitation on “unrated securities” does not apply to those “unrated securities” that Fund’s sub-adviser determines to be comparable to NRSRO-rated securities of the same issuer.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to

9      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team:

Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	23.4%
Municipal Leases	17.4
Hospital/Healthcare	7.2
Water Utilities	4.9
Multifamily Housing	4.7
Tax Increment Financing (TIF)	4.5
Education	4.0
Highways/Commuter Facilities	4.0
Sewer Utilities	3.8
Diversified Financial Services	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and are based on total assets.

    CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.2%	0.0%	0.2%
AA	55.2	0.0	55.2
A	22.6	11.5	34.1
BBB	3.4	2.1	5.5
BB or lower	4.7	0.3	5.0
Total	86.1%	13.9%	100.0%

The percentages above are based on the market value of the securities as of May 30, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories —AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 5/30/14

	Without Sales Charge	With Sales Charge
Class A	1.92%	1.88%
Class C	1.04	N/A
Class Y	2.17	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS

For the 30 Days Ended 5/31/14		As of 5/31/14
Class A	1.69%	Class A	2.99%
Class C	0.98	Class C	1.73
Class Y	1.96	Class Y	3.46

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/14

	Inception Date	1-Year	Since Inception
Class A (ORSTX)	12/6/10	2.18%	2.92%
Class C (ORSCX)	12/6/10	1.39	2.13
Class Y (ORSYX)	12/6/10	2.42	3.16

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/14
	Inception Date	1-Year	Since Inception
Class A (ORSTX)	12/6/10	-0.13%	2.25%
Class C (ORSCX)	12/6/10	0.39	2.13
Class Y (ORSYX)	12/6/10	2.42	3.16

12      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%, and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

May 30, 2014, was the last business day of the Fund’s fiscal year end. See Note 1 of the accompanying Notes to Financial Statements

The Fund’s performance is compared to the performance of the Barclays 1-Year Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index is the 1-year (1-2) component of the Barclays Municipal Bond Index. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.006 for the 35-day accrual period ended May 27, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on May 27, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0032 and

13      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

$0.0068, respectively, for the 35-day accrual period ended May 27, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended May 31, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt funds category is based on 99 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$1,000.00	$1,026.10	$4.43
Class C	1,000.00	1,022.20	8.31
Class Y	1,000.00	1,027.40	3.22
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.43	4.42
Class C	1,000.00	1,016.61	8.28
Class Y	1,000.00	1,021.62	3.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.88%
Class C	1.65
Class Y	0.64

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS    May 30, 2014*

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Municipal Bonds and Notes—99.0%
Alabama—2.9%
$240,000	AL Public Hsg. Authority, Series B	4.450%		01/01/2024	07/01/2014	A	$240,228
975,000	Jefferson County, AL GO	5.250		04/01/2017	06/30/2014	A	976,111
5,045,000	Jefferson County, AL GO	5.000		04/01/2023	06/30/2014	A	5,045,202
355,000	Jefferson County, AL Limited Obligation School Warrant	5.500		01/01/2022	06/30/2014	A	355,401
1,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250		01/01/2018	06/30/2014	A	1,723,612
1,200,000	Jefferson County, AL Limited Obligation School Warrant	5.250		01/01/2019	06/30/2014	A	1,202,208
955,000	Jefferson County, AL Limited Obligation School Warrant	5.500		01/01/2021	06/30/2014	A	956,156
265,000	Jefferson County, AL Limited Obligation School Warrant	5.500		02/15/2016	06/30/2014	A	266,259
170,000	Jefferson County, AL School Warrants	5.500		02/15/2020	06/30/2014	A	170,505
							10,935,682
Alaska—1.5%
5,600,000	AK Energy Authority	6.600		07/01/2015	01/06/2015	B	5,797,792
Arizona—2.4%
160,000	Mohave County, AZ IDA (Mohave Prison)	7.500		05/01/2019	12/02/2017	B	182,744
775,000	Mohave County, AZ IDA (Mohave Prison)	7.250		05/01/2015	05/01/2015		803,582
8,125,000	Pima County, AZ IDA PUTTERS	0.420	[1]	03/01/2030	06/06/2014	A	8,125,000
125,000	Pinal County, AZ Community College District	4.000		07/01/2017	06/30/2014	A	125,373
10,000	Tempe, AZ Improvement District No. 175 (Rio Salado)	4.700		01/01/2015	06/30/2014	A	10,037
							9,246,736
Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250		11/01/2019	06/30/2014	A	25,098
10,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)	5.500		12/01/2016	06/30/2014	A	10,034
							35,132
California—25.0%
30,000	Alameda, CA Community Improvement Commission (Business & Waterfront)	4.400		02/01/2019	06/30/2014	A	30,064
15,255,000	Alhambra, CA COP (Police Facilities)	6.750		09/01/2023	09/18/2019	B	18,087,243
70,000	Antelope Valley, CA Healthcare District	5.200		01/01/2017	06/30/2014	A	70,253
20,000	Apple Valley, CA Improvement Bond Act 1915	6.900		09/02/2015	09/02/2014	A	20,857
50,000	Avalon, CA Community Improvement Agency	4.500		09/01/2022	06/30/2014	A	50,084
20,000	Barstow, CA Redevel. Agency	4.700		09/01/2022	09/01/2014	A	20,075

17 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California (Continued)
$450,000	Beaumont, CA Financing Authority, Series B	5.000%	09/01/2022	09/01/2022		$519,606
475,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2023	09/01/2023		544,070
25,000	Belmont, CA Redevel. Agency (Los Costanos Communities Devel.)	5.300	08/01/2014	06/30/2014	A	25,073
100,000	Benicia, CA Water	4.150	11/01/2015	06/30/2014	A	101,328
50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)	4.500	09/01/2017	09/01/2014	A	50,401
50,000	Bonny Doon, CA Union Elementary School District	4.625	06/01/2016	06/30/2014	A	50,157
50,000	Brea & Olinda, CA Unified School District COP	5.375	08/01/2014	06/30/2014	A	50,217
100,000	CA Bay Area Government Association	4.500	07/01/2014	07/01/2014		100,368
75,000	CA County Tobacco Securitization Agency	4.250	06/01/2021	04/10/2015	B	71,925
115,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	06/09/2017	B	115,006
130,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2029	06/12/2015	B	128,809
95,000	CA Dept. of Transportation COP	5.250	03/01/2016	06/30/2014	A	95,399
30,000	CA Educational Facilities Authority (Santa Clara University)	4.100	09/01/2018	06/30/2014	A	30,072
50,000	CA Educational Facilities Authority (University of Redlands)	4.125	10/01/2022	10/01/2014	A	50,237
10,000	CA GO	5.250	06/01/2015	12/01/2014	A	10,257
15,000	CA GO	5.750	11/01/2017	11/01/2014	A	15,348
25,000	CA GO	5.500	06/01/2015	06/30/2014	A	25,112
20,000	CA GO	5.250	10/01/2016	10/01/2014	A	20,339
5,000	CA GO	4.750	02/01/2018	06/30/2014	A	5,019
10,000	CA GO	4.750	02/01/2016	06/30/2014	A	10,037
15,000	CA GO	4.100	12/01/2014	06/30/2014	A	15,049
35,000	CA GO	4.800	08/01/2014	06/30/2014	A	35,137
2,200,000	CA Health Facilities Financing Authority (Marshall Medical Center)	5.000	11/01/2024	11/01/2014	A	2,239,160
50,000	CA Health Facilities Financing Authority (Prototypes A Center for Innovation in Health, Mental Health & Social Services)	5.050	06/01/2015	06/30/2014	A	50,191
150,000	CA HFA (Home Mtg.)	3.850	08/01/2015	08/01/2015		153,034
105,000	CA HFA (Home Mtg.)	4.200	08/01/2016	08/01/2016		109,291
200,000	CA Industry Public Facilities Authority	4.000	05/01/2016	06/30/2014	A	201,040
15,000	CA Public Works	5.500	06/01/2014	06/01/2014		15,002
50,000	CA Public Works	4.750	10/01/2014	06/30/2014	A	50,193
15,885,000	CA Public Works	6.500	09/01/2017	04/01/2016	B	17,204,726
25,000	CA Public Works (California Community Colleges)	4.750	10/01/2014	06/30/2014	A	25,097
100,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	06/30/2014	A	100,380

18 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California (Continued)
$15,000	CA Public Works (California Community Colleges)	4.750%	12/01/2015	06/30/2014	A	$15,056
75,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	06/30/2014	A	75,303
20,000	CA Public Works (California Community Colleges)	4.875	12/01/2018	06/30/2014	A	20,067
25,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	06/30/2014	A	25,093
150,000	CA Public Works (California Community Colleges)	4.875	12/01/2017	06/30/2014	A	150,504
250,000	CA Public Works (California State University)	5.000	09/01/2015	06/30/2014	A	250,967
50,000	CA Public Works (California State University)	5.500	09/01/2015	06/30/2014	A	50,214
150,000	CA Public Works (California State University)	5.250	10/01/2015	06/30/2014	A	150,612
5,000	CA Public Works (Dept. of Corrections)	5.500	06/01/2015	12/05/2014	B	5,101
25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	06/30/2014	A	25,100
25,000	CA Public Works (Dept. of Forestry)	4.875	10/01/2018	06/30/2014	A	25,090
10,000	CA Public Works (Dept. of General Services Mission Valley)	4.500	03/01/2016	06/30/2014	A	10,034
60,000	CA Public Works (Dept. of General Services)	4.600	03/01/2017	06/30/2014	A	60,206
10,000	CA Public Works (Dept. of General Services)	4.900	03/01/2022	06/30/2014	A	10,034
50,000	CA Public Works (Dept. of General Services)	4.000	12/01/2014	06/30/2014	A	50,162
100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	06/30/2014	A	100,418
35,000	CA Public Works (Dept. of Youth Authority)	4.700	12/01/2016	06/30/2014	A	35,125
100,000	CA Public Works (Mission Valley)	4.400	03/01/2015	06/30/2014	A	100,332
75,000	CA Public Works (State Universities)	5.500	12/01/2018	06/30/2014	A	75,319
50,000	CA Public Works (Various Community Colleges)	4.875	12/01/2018	06/30/2014	A	50,168
550,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	06/30/2014	A	552,266
20,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	06/30/2014	A	20,087
15,000	CA Statewide CDA Water & Wastewater	4.500	10/01/2023	06/30/2014	A	15,024
25,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2018	06/30/2014	A	25,095
35,000	CA Statewide CDA Water & Wastewater	4.600	10/01/2015	06/30/2014	A	35,111
300,000	CA Water Resource Devel. GO, Series F	3.500	07/01/2015	06/30/2014	A	300,834
25,000	CA Water Resource Devel. GO, Series J	4.100	08/01/2014	06/30/2014	A	25,082
5,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2018	06/30/2014	A	5,017
20,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2016	06/30/2014	A	20,070
35,000	CA Water Resource Devel. GO, Series L	4.800	08/01/2015	06/30/2014	A	35,135

19      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
California (Continued)
$25,000	CA Water Resource Devel. GO, Series M	4.000%		10/01/2018	06/30/2014	A	$25,075
30,000	CA Water Resource Devel. GO, Series N	5.500		06/01/2016	06/30/2014	A	30,133
35,000	CA Water Resource Devel. GO, Series P	5.800		06/01/2015	06/30/2014	A	35,165
35,000	CA Water Resource Devel. GO, Series Q	4.750		03/01/2021	06/30/2014	A	35,129
40,000	CA Water Resource Devel. GO, Series Q	4.750		03/01/2018	06/30/2014	A	40,149
15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.900		09/01/2018	06/30/2014	A	15,238
35,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.750		09/01/2015	06/30/2014	A	35,291
405,000	Cerritos, CA Public Financing Authority	5.000		11/01/2018	11/01/2017	A	459,930
175,000	Chico, CA Public Financing Authority	4.700		04/01/2015	06/30/2014	A	175,586
55,000	Chico, CA Public Financing Authority	4.875		04/01/2017	06/30/2014	A	55,175
250,000	Compton, CA Unified School District	3.000	[2]	06/01/2016	06/01/2016		244,087
10,000	Coronado, CA Community Devel. Agency Tax Allocation	4.250		09/01/2017	06/30/2014	A	10,026
50,000	Culver City, CA Redevel. Agency Tax Allocation	4.750		11/01/2014	06/30/2014	A	50,156
10,000	Del Mar, CA COP Sewer System	5.000		09/01/2015	09/01/2014	A	10,109
130,000	Dry Creek, CA Joint School District Community Facilities District No. 1	5.200		09/01/2014	09/01/2014		131,642
200,000	Duarte, CA Redevel. Agency Tax Allocation	4.000		10/01/2016	06/30/2014	A	212,444
50,000	El Paso De Robles, CA Redevel. Agency (Paso Robles Redevel.)	4.900		07/01/2015	06/30/2014	A	50,126
15,000	Encina, CA Joint Powers Financing Authority Wastewater	5.125		08/01/2014	08/01/2014		15,126
4,825,000	Eureka, CA Union School District	3.358	[2]	08/01/2018	09/06/2016	B	4,442,860
125,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500		10/01/2017	10/01/2014	A	126,825
240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	4.750		09/01/2026	06/30/2014	A	240,226
300,000	Fresno, CA GO	4.600		08/15/2016	06/30/2014	A	300,576
90,000	Fresno, CA Joint Powers Financing Authority	4.750		04/01/2023	04/01/2018	A	92,739
365,000	Fresno, CA Joint Powers Financing Authority (Street Light Acquisition)	4.500		10/01/2015	06/30/2014	A	366,117
180,000	Glendora, CA Public Finance Authority (Glendora Community Redevel. Agency)	4.100		09/01/2015	06/30/2014	A	180,347
580,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2019	10/15/2019		668,369
610,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2020	10/15/2020		705,861
885,000	Imperial, CA PFA (Water Facility)	5.000		10/15/2020	10/15/2020		1,024,078
845,000	Imperial, CA PFA (Water Facility)	5.000		10/15/2019	10/15/2019		973,744
75,000	Industry, CA GO	4.250		01/01/2020	06/30/2014	A	75,709
50,000	Industry, CA Urban Devel. Agency	4.750		05/01/2024	06/30/2014	A	50,654
50,000	Lake Arrowhead, CA Community Services District	4.400		06/01/2014	06/01/2014		50,006
180,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250		12/01/2016	12/01/2014	A	183,974

20 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
California (Continued)
$105,000	Lincoln, CA Public Financing Authority	4.250%		08/01/2017	06/30/2014	A	$105,254
1,500,000	Long Beach, CA Bond Finance Authority Natural Gas	5.000		11/15/2015	11/15/2015		1,590,930
8,945,000	Los Angeles County, CA Community Devel. Properties	0.350	[1]	09/01/2042	06/06/2014	A	8,945,000
800,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125		12/01/2024	06/30/2014	A	809,760
25,000	Los Angeles, CA State Building Authority	5.500		10/01/2016	06/30/2014	A	25,098
60,000	Madera County, CA COP (Valley Children’s Hospital)	4.750		03/15/2018	06/30/2014	A	60,195
25,000	Merced, CA Redevel. Agency Tax Allocation	4.750		12/01/2015	06/30/2014	A	25,066
70,000	Montebello, CA COP	5.300		11/01/2018	06/30/2014	A	70,237
280,000	Moorpark, CA Redevel. Agency Tax Allocation	4.875		10/01/2018	06/30/2014	A	280,473
25,000	Mountain View, CA COP (City Hall Community Theatre)	4.750		08/01/2015	06/30/2014	A	25,096
50,000	Oakland, CA Unified School District	4.250		08/01/2014	06/30/2014	A	50,150
25,000	Oakland, CA Unified School District	5.250		08/01/2019	06/30/2014	A	25,099
245,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	09/02/2014	A	249,236
100,000	Ontario, CA Redevel. Financing Authority (Project No. 1 Center City & Cimarron)	5.250		08/01/2014	06/30/2014	A	100,354
12,755,000	Orange County, CA COP (Civic Center Facilities)	3.338	[2]	12/01/2018	11/30/2016	B	10,725,042
50,000	Orange, CA Redevel. Agency Tax Allocation	4.600		09/01/2018	06/30/2014	A	50,168
50,000	Orinda, CA Union School District	4.700		10/15/2019	06/30/2014	A	50,169
50,000	Palmdale, CA Water District COP	4.125		10/01/2018	10/01/2014	A	50,663
1,445,000	Pasadena, CA COP (Old Pasadena Parking Facility)	6.250		01/01/2018	07/30/2016	B	1,594,702
50,000	Pinole, CA Redevel. Agency Tax Allocation (Vista Redevel.)	4.500		08/01/2022	06/30/2014	A	50,085
50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	4.625		09/01/2017	06/30/2014	A	50,146
155,000	Rialto, CA Unified School District	3.875		09/01/2015	06/30/2014	A	155,335
695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2020	09/01/2020		792,078
630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2018	09/01/2018		709,311
665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2019	09/01/2019		755,207
120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000		09/02/2019	09/02/2019		135,013
125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000		09/02/2020	09/02/2020		141,691

21      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California (Continued)
$115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000%	09/02/2018	09/02/2018		$128,484
420,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	10/01/2018	B	458,766
75,000	Riverside County, CA Redevel. Agency (Casa Blanca Redevel.)	4.700	08/01/2014	06/30/2014	A	75,286
20,000	Rocklin, CA COP (Police Facilities)	4.100	09/01/2017	06/30/2014	A	20,047
20,000	Rohnert Park, CA COP	4.600	07/01/2014	07/01/2014		20,066
265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2016	02/15/2016		283,224
2,750,000	Sacramento, CA City Financing Authority	5.375	11/01/2014	11/01/2014		2,795,595
15,000	Sacramento, CA City Financing Authority	4.500	12/01/2019	06/30/2014	A	15,034
155,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	06/30/2014	A	155,684
100,000	San Bernardino County, CA Flood Control District	4.000	08/01/2016	06/30/2014	A	100,283
50,000	San Bernardino County, CA Flood Control District	4.500	08/01/2019	06/30/2014	A	50,172
35,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		39,486
25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		28,511
150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		169,226
225,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2015	10/01/2015		238,649
5,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2016	10/01/2016		5,494
150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2015	10/01/2015		159,099
10,000	San Bernardino, CA Joint Powers Financing Authority (City Hall)	5.600	01/01/2015	01/01/2015		9,878
530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		616,729
65,000	San Francisco, CA City & County Redevel. Financing Authority	4.750	08/01/2018	06/30/2014	A	65,178
305,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	4.500	08/01/2015	08/01/2015		318,533
50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.700	09/01/2019	06/30/2014	A	50,183
50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.250	09/01/2014	06/30/2014	A	50,174
130,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.600	09/01/2018	06/30/2014	A	130,464
50,000	San Francisco, CA Community College District	5.000	06/15/2014	06/15/2014		50,103

22 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California (Continued)
$160,000	San Francisco, CA Community College District	5.375%	06/15/2018	06/30/2014	A	$160,686
45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	06/30/2014	A	45,157
45,000	San Ysidro, CA School District	4.500	09/01/2017	06/30/2014	A	45,110
50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000	09/01/2015	06/30/2014	A	50,179
25,000	Santa Ana, CA COP (City Hall Expansion)	4.700	01/01/2017	06/30/2014	A	25,091
30,000	Santa Barbara, CA Redevel. Agency (Central City)	4.700	03/01/2015	06/30/2014	A	30,101
25,000	Santa Barbara, CA Redevel. Agency (Central City)	4.900	03/01/2017	06/30/2014	A	25,081
325,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.250	06/01/2019	12/01/2014	A	332,618
300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		348,087
365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		423,842
605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		702,714
100,000	Santa Fe Springs, CA Community Devel. Commission	4.750	09/01/2022	06/30/2014	A	100,206
50,000	Santa Fe Springs, CA Community Devel. Commission	4.375	09/01/2016	06/30/2014	A	50,162
70,000	Santa Fe Springs, CA Community Devel. Commission	4.300	09/01/2015	06/30/2014	A	70,230
75,000	Santa Fe Springs, CA Community Devel. Commission	4.500	09/01/2017	06/30/2014	A	75,233
50,000	Sante Fe Springs, CA Community Devel. Commission	4.600	09/01/2019	06/30/2014	A	50,127
130,000	Sante Fe Springs, CA Community Devel. Commission	4.600	09/01/2018	06/30/2014	A	130,368
255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		298,572
15,000	Selma, CA Unified School District	4.700	06/01/2015	06/30/2014	A	15,056
50,000	Signal Hill, CA Redevel. Agency	4.600	10/01/2022	06/30/2014	A	50,088
30,000	Signal Hill, CA Redevel. Agency	4.000	10/01/2014	06/30/2014	A	30,087
60,000	Signal Hill, CA Redevel. Agency	4.300	10/01/2017	06/30/2014	A	60,157
510,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	12/14/2016	B	502,911
310,000	Stockton, CA COP (Wastewater System)	4.000	09/01/2019	06/30/2014	A	310,623
405,000	Stockton, CA COP (Wastewater System)	5.125	09/01/2016	06/30/2014	A	405,899
25,000	Stockton, CA Public Financing Authority (Parking)	4.500	09/01/2016	09/01/2016		24,709
65,000	Temecula, CA Redevel. Agency	4.900	08/01/2016	06/30/2014	A	65,164
675,000	Val Verde, CA Unified School District	5.000	01/01/2018	01/01/2015	A	688,109
500,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2	4.750	09/01/2015	06/30/2014	A	501,675

23      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
California (Continued)
$750,000	Vernon, CA Electric System	5.125%		08/01/2021	09/04/2018	A	$841,860
125,000	West Covina, CA Redevel. Agency	4.600		09/01/2015	06/30/2014	A	125,353
250,000	Westlands, CA Water District	5.000		09/01/2021	09/01/2021		296,833
250,000	Westlands, CA Water District	5.000		09/01/2022	09/01/2022		298,633
190,000	Westside, CA Elementary School District	3.850		08/01/2015	06/30/2014	A	190,456
							94,954,037
Colorado—3.6%
3,000,000	CO E-470 Public Highway Authority	5.500		09/01/2024	09/01/2015	A	3,159,780
3,260,000	CO Health Facilties Authority (Evangelical Lutheran/Good Samaritan)	5.250		06/01/2022	06/01/2016	A	3,413,122
1,540,000	Larimer County, CO School District No. R-001 Poudre	7.000		12/15/2016	01/11/2016	B	1,684,483
75,000	Larimer County, CO School District No. R-001 Poudre	7.000		12/15/2016	01/11/2016	B	82,036
165,000	Montrose County, CO Memorial Hospital	5.250		12/01/2017	06/30/2014	A	165,442
4,405,000	Public Authority for CO (Natural Gas Energy)	5.750		11/15/2018	02/05/2017	B	4,948,004
30,000	Weld County, CO School District No. 6 (Greeley)	5.000		12/01/2015	06/30/2014	A	30,121
5,000	Weld County, CO School District RE002	5.000		12/01/2021	06/30/2014	A	5,020
							13,488,008
Connecticut—0.1%
25,000	CT GO	5.250		06/15/2014	06/15/2014		25,053
200,000	Prospect, CT GO	4.625		07/15/2015	06/30/2014	A	200,696
25,000	Winchester, CT GO	4.500		06/01/2019	06/30/2014	A	25,061
							250,810
District of Columbia—0.3%
625,000	District of Columbia (Kipp Charter School)	5.000		07/01/2023	07/01/2023		685,312
270,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	11/15/2014	A	269,989
120,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	2.600	[2]	10/01/2015	10/01/2015		118,403
							1,073,704
Florida—2.9%
270,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500		10/01/2022	02/12/2019	B	275,403
235,000	Bonaventure, FL Devel. District Special Assessment	5.125		11/01/2022	06/30/2014	A	235,378
100,000	Brevard County, FL Industrial Devel. Revenue (TUFF Florida Tech)	6.000		11/01/2019	12/06/2017	B	108,659
250,000	Brevard County, FL Local Optional Fuel Tax	5.000		08/01/2017	08/01/2015	A	261,957
80,000	Escambia County, FL Utilities Authority	6.250		01/01/2015	01/01/2015		81,641

24 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Florida (Continued)
$65,000	Fishhawk, FL Community Devel. District	5.250%		05/01/2018	06/30/2014	A	$65,801
5,000,000	FL Citizens Property Insurance Corp.	1.310	[1]	06/01/2015	06/01/2015		5,042,800
20,000	FL Correctional Private Commission (350 Bed Youthful) COP	5.000		08/01/2017	08/01/2014	A	20,160
15,000	FL Dept. of General Services	4.750		09/01/2018	06/30/2014	A	15,056
10,000	FL Dept. of General Services	4.500		09/01/2019	06/30/2014	A	10,035
75,000	FL Dept. of General Services	4.600		09/01/2014	06/30/2014	A	75,274
100,000	FL Mid-Bay Bridge Authority	5.950		10/01/2022	10/01/2014	A	99,985
10,000	FL Municipal Loan Council	5.250		12/01/2015	06/30/2014	A	10,041
15,000	FL Municipal Loan Council	5.250		11/01/2014	06/30/2014	A	15,059
50,000	FL Water Pollution Control	5.500		01/15/2015	06/30/2014	A	50,223
25,000	FL Water Pollution Control	4.875		01/15/2017	06/30/2014	A	25,096
85,000	Flagler County, FL School District	5.000		08/01/2018	06/30/2014	A	85,302
5,000	Fort Pierce, FL Utilities Authority	5.375		10/01/2015	06/30/2014	A	5,021
50,000	Hernando County, FL School Board	4.875		12/01/2018	06/30/2014	A	50,094
130,000	Indian River County, FL Revenue (Spring Training Facility)	5.250		04/01/2017	06/30/2014	A	130,538
50,000	Indian River County, FL Revenue (Spring Training Facility)	5.250		04/01/2015	06/30/2014	A	50,211
50,000	Marion County, FL GO	4.625		08/01/2017	06/30/2014	A	50,178
50,000	Marion County, FL GO	4.500		08/01/2015	06/30/2014	A	50,180
350,000	Miami, FL (Homeland Defense/Neighborhood)	4.800		01/01/2020	06/30/2014	A	350,952
50,000	Miami, FL GO	4.375		09/01/2016	06/30/2014	A	50,159
100,000	Miami, FL GO	5.375		09/01/2014	06/30/2014	A	100,390
145,000	Miami, FL GO	5.375		09/01/2015	06/30/2014	A	145,550
50,000	Miami-Dade County, FL Solid Waste	5.000		10/01/2014	06/30/2014	A	50,202
355,000	Miami-Dade County, FL Solid Waste	4.750		10/01/2018	06/30/2014	A	356,303
100,000	Miami-Dade County, FL Solid Waste	5.500		10/01/2015	06/30/2014	A	100,440
55,000	Miami-Dade County, FL Solid Waste	5.000		10/01/2019	06/30/2014	A	55,215
55,000	Miami-Dade County, FL Solid Waste	5.000		10/01/2018	06/30/2014	A	55,215
15,000	Palm Beach County, FL Health Facilities Authority (Abbey Delray)	6.250		11/15/2015	06/30/2014	A	15,053
25,000	Palm Beach County, FL School Board	5.000		08/01/2015	06/30/2014	A	25,100
365,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	6.125		09/15/2021	06/29/2019	B	389,802
100,000	St. Petersburg, FL Health Facilities Authority (All Children’s Hospital)	5.500		11/15/2017	06/30/2014	A	100,434
25,000	Sunrise, FL Special Tax District No. 1	4.875		10/01/2018	06/30/2014	A	25,093
310,000	Sunrise, FL Special Tax District No. 1	4.800		10/01/2017	06/30/2014	A	311,144
40,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)	6.000		12/01/2015	06/30/2014	A	40,193
1,000,000	Village Center, FL Community Devel. District	6.350		01/01/2018	06/30/2014	A	1,003,800
1,000,000	Village Center, FL Community Devel. District	5.250		10/01/2023	06/30/2014	A	1,013,390
							11,002,527
Georgia—0.9%
35,000	Atlanta, GA GO	5.000		12/01/2021	06/30/2014	A	35,135

25      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Georgia (Continued)
$1,085,000	Atlanta, GA Tax Allocation (Eastside)	5.400%		01/01/2020	07/01/2015	A	$1,132,447
9,000	Crisp County, GA Hospital Authority (Crisp Regional Hospital)	5.450		07/01/2015	11/26/2014	B	9,190
50,000	GA Main Street Natural Gas	5.125		09/15/2015	09/15/2015		52,766
35,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000		12/01/2018	06/30/2014	A	35,127
575,000	GA Private Colleges & University Authority (Mercer University)	5.000		10/01/2020	10/01/2020		644,845
280,000	GA Private Colleges & University Authority (Spelman College)	5.250		06/01/2021	06/30/2014	A	281,098
1,000,000	Metropolitan Atlanta, GA Rapid Transit Authority	6.250		07/01/2020	08/21/2016	B	1,106,280
							3,296,888
Hawaii—0.3%
445,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	5.000		07/01/2020	07/13/2019	B	458,386
555,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	5.750		07/01/2023	07/14/2022	B	574,819
							1,033,205
Idaho—0.0%
25,000	Mountain Home, ID Golf Course	5.000		01/01/2015	06/30/2014	A	25,084
Illinois—9.4%
105,000	Blue Island, IL GO	4.900		12/15/2014	06/30/2014	A	105,420
7,800,000	Centerpoint, IL Intermodal Center Program	3.840	[1]	06/15/2023	12/16/2014	A	7,818,642
50,000	Chicago, IL Board of Education	5.000		12/01/2016	06/30/2014	A	50,190
500,000	Chicago, IL Board of Education	5.000		12/01/2015	06/30/2014	A	501,975
100,000	Chicago, IL Board of Education	5.250		12/01/2018	06/30/2014	A	100,401
355,000	Chicago, IL Board of Education	5.000		12/01/2021	06/30/2014	A	356,342
390,000	Chicago, IL Board of Education	5.250		12/01/2020	06/30/2014	A	391,556
600,000	Chicago, IL Board of Education	5.000		12/01/2023	12/01/2016	A	646,860
50,000	Chicago, IL Board of Education (School Reform)	4.750		12/01/2016	06/30/2014	A	50,147
80,000	Chicago, IL Building Acquisition COP	5.400		01/01/2019	06/30/2014	A	80,294
55,000	Chicago, IL GO	5.000		01/01/2023	01/01/2016	A	57,894
205,000	Chicago, IL GO	5.125		01/01/2015	01/01/2015	A	210,904
2,000,000	Chicago, IL GO	5.000		12/01/2024	12/01/2016	A	2,149,980
4,075,000	Chicago, IL GO	5.000		01/01/2024	01/01/2016	A	4,276,305
350,000	Chicago, IL Midway Airport, Series B	5.000		01/01/2022	06/30/2014	A	351,228
50,000	Chicago, IL Motor Fuel Tax	5.250		01/01/2017	06/30/2014	A	50,200
175,000	Chicago, IL State University (Auxiliary Facilities System)	5.000		12/01/2018	06/30/2014	A	176,106
170,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250		12/01/2022	12/01/2022		166,767
325,000	IL Civic Center	5.000		12/15/2015	06/30/2014	A	326,290
415,000	IL Civic Center	6.250		12/15/2020	03/16/2018	B	463,767
50,000	IL Civic Center	5.500		12/15/2015	06/30/2014	A	50,219
25,000	IL COP	6.375		07/01/2017	06/30/2014	A	25,062

26 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Illinois (Continued)
$70,000	IL Educational Facilities Authority (Lake Forest College)	5.000%		10/01/2018	06/30/2014	A	$70,174
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2022	07/01/2022		1,106,320
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2023	07/01/2023		1,105,630
1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2021	07/01/2021		1,708,846
5,500,000	IL Finance Authority (SwedishAmerican Hospital/SwedishAmerican Foundation Obligated Group)	5.000		11/15/2023	11/15/2014	A	5,557,475
530,000	IL GO	5.000		10/01/2019	06/30/2014	A	532,056
4,200,000	IL GO	5.000		10/01/2017	06/30/2014	A	4,215,708
75,000	IL GO	5.250		10/01/2015	06/30/2014	A	75,307
65,000	IL GO	5.000		10/01/2016	06/30/2014	A	65,246
40,000	IL Hsg. Devel. Authority (Homeowner Mtg.)	3.625		08/01/2016	08/01/2016		41,643
125,000	IL Medical District COP	5.000		06/01/2022	06/30/2014	A	125,110
1,000,000	Lemont, IL GO	4.850		12/01/2016	06/30/2014	A	1,003,410
100,000	Melrose Park, IL GO	4.950		06/15/2022	06/30/2014	A	100,119
100,000	Melrose Park, IL GO	4.700		12/15/2019	06/30/2014	A	100,148
100,000	Melrose Park, IL GO	4.600		12/15/2018	06/30/2014	A	100,165
225,000	Riverdale, IL GO	4.500		01/01/2017	06/30/2014	A	225,554
605,000	Saint Clair County, IL School District No. 189 East Saint Louis	3.000		01/01/2016	01/01/2016		593,547
300,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100		01/01/2020	01/01/2020		284,805
330,000	Southwestern, IL Devel. Authority (Granite City)	5.250		03/01/2023	11/12/2016	A	345,325
							35,763,137
Indiana—1.3%
30,000	Delaware County, IN Redevel. District	6.875		02/01/2018	06/30/2014	A	30,124
1,000,000	Hammond, IN Local Public Improvement District	5.000		02/01/2024	02/01/2018	A	1,052,380
290,000	IN Bond Bank	2.565		10/15/2014	10/15/2014		290,797
705,000	IN Municipal Power Agency	5.500		01/01/2016	02/07/2015	B	729,809
3,000,000	Indiana, IN Bond Bank Special Program PUTTERS	0.460	[1]	04/15/2017	06/06/2014	A	3,000,000
15,000	Rushville, IN Sewer	5.700		01/01/2016	06/30/2014	A	15,069
							5,118,179
Iowa—0.0%
15,000	IA HFA (Multifamily Hsg.)	6.000		04/01/2021	10/01/2014	A	15,149
130,000	Keokuk, IA Hospital Facility (Keokuk Area Hospital)	5.250		12/01/2021	06/30/2014	A	130,155
							145,304

27      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
Kansas—0.0%
$70,000	Wyandotte County/Kansas City, KS Unified Government Special Obligation (Kansas International Speedway Corp.)	5.000%	12/01/2018	06/30/2014	A	$70,249
Kentucky—0.0%
35,000	Louisville & Jefferson County, KY Regional Airport Authority	4.000	07/01/2014	07/01/2014		35,110
20,000	Owensboro, KY Water	4.750	09/15/2015	06/30/2014	A	20,076
						55,186
Louisiana—1.1%
3,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2024	05/15/2015	A	3,093,120
10,000	New Orleans, LA (Drain System)	5.000	12/01/2018	06/30/2014	A	10,027
10,000	New Orleans, LA Audubon Park Commission	5.200	12/01/2014	06/30/2014	A	10,040
50,000	New Orleans, LA Drain System	4.600	12/01/2021	06/30/2014	A	50,073
100,000	New Orleans, LA Sewage Service	5.000	06/01/2016	06/30/2014	A	100,357
400,000	New Orleans, LA Sewage Service	5.500	06/01/2017	06/30/2014	A	401,296
35,000	New Orleans, LA Sewage Service	5.125	06/01/2019	06/30/2014	A	35,092
210,000	New Orleans, LA Sewage Service	5.375	06/01/2015	06/30/2014	A	210,643
100,000	New Orleans, LA Sewage Service	4.900	06/01/2015	06/30/2014	A	100,224
200,000	New Orleans, LA Water	5.000	12/01/2021	06/30/2014	A	200,610
						4,211,482
Maine—0.0%
5,000	ME H&HEFA (Bridgton Hospital/Franklin Memorial Hospital/GINNE Obligated Group)	4.800	07/01/2014	07/01/2014		5,018
20,000	ME H&HEFA (Maine Medical Center/Spurwink School Obligated Group)	5.000	07/01/2018	06/30/2014	A	20,055
20,000	ME H&HEFA (Waldo County General Hospital/Medical Care Devel. Obligated Group)	5.100	07/01/2018	06/30/2014	A	20,057
10,000	ME H&HEFA (Waldo County General Hospital/Medical Care Devel. Obligated Group)	5.000	07/01/2029	06/30/2014	A	10,037
						55,167
Maryland—0.6%
105,000	Anne Arundel County, MD GO	5.000	03/01/2016	06/30/2014	A	105,414
2,220,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.400	07/01/2021	06/30/2014	A	2,223,929
50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250	06/30/2019	06/30/2014	A	50,160
						2,379,503
Massachusetts—1.5%
10,000	Clinton, MA GO	4.750	03/15/2017	06/30/2014	A	10,037
15,000	Clinton, MA GO	4.750	03/15/2016	06/30/2014	A	15,056
555,000	MA Bay Transportation Authority	6.200	03/01/2016	06/26/2015	B	587,545

28 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Massachusetts (Continued)
$250,000	MA Devel. Finance Agency (Avon Association)	5.000%		04/01/2018	04/01/2018		$275,030
2,000,000	MA GO	0.510	[1]	09/01/2015	09/01/2014	A	2,005,000
1,000,000	MA GO	0.460	[1]	02/01/2015	02/01/2015		1,000,480
100,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000		07/01/2014	07/01/2014		100,413
1,600,000	MA Special Obligation	1.858		01/01/2018	07/01/2014	A	1,644,096
100,000	MA Special Obligation (Consolidated Loan)	2.744		06/01/2017	06/02/2014	A	105,203
25,000	MA Water Pollution Abatement Trust	5.250		02/01/2016	06/30/2014	A	25,105
							5,767,965
Michigan—9.2%
470,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2018	06/30/2014	A	470,103
345,000	Detroit, MI Downtown Devel. Authority	4.828	[2]	07/01/2016	07/01/2016		305,591
4,350,000	Detroit, MI GO	5.250		04/01/2016	04/01/2016		4,343,649
100,000	Detroit, MI GO	5.000		04/01/2015	04/01/2015		100,151
15,000	Detroit, MI GO	5.250		04/01/2019	04/01/2019		14,937
30,000	Detroit, MI GO	5.000		04/01/2016	06/30/2014	A	30,008
100,000	Detroit, MI GO	5.000		04/01/2017	06/30/2014	A	100,011
500,000	Detroit, MI Sewer Disposal System	5.500		07/01/2017	07/01/2017		511,995
340,000	Detroit, MI Sewer Disposal System	5.500		07/01/2015	07/01/2015		343,152
40,000	Detroit, MI Sewer Disposal System	5.000		07/01/2021	06/30/2014	A	40,008
420,000	Detroit, MI Sewer Disposal System	5.000		07/01/2024	06/30/2014	A	420,042
1,710,000	Detroit, MI Sewer Disposal System	5.000		07/01/2023	06/30/2014	A	1,710,274
3,965,000	Detroit, MI Sewer Disposal System	1.060	[1]	07/01/2029	06/12/2014	A	3,965,000
25,000	Detroit, MI Sewer Disposal System	5.000		07/01/2015	07/01/2015		25,172
65,000	Detroit, MI Sewer Disposal System	5.000		07/01/2017	06/30/2014	A	65,048
50,000	Detroit, MI Sewer Disposal System	5.750	[2]	07/01/2018	07/01/2018		39,764
25,000	Detroit, MI Sewer Disposal System	5.500		07/01/2016	07/01/2016		25,283
160,000	Detroit, MI Water Supply System	5.000		07/01/2022	07/01/2016	A	161,078
650,000	Detroit, MI Water Supply System	5.000		07/01/2019	07/01/2015	A	653,003
50,000	Detroit, MI Water Supply System	4.800		07/01/2018	07/01/2018		50,543
100,000	Detroit, MI Water Supply System	6.000		07/01/2015	07/01/2015		100,683
2,170,000	Detroit, MI Water Supply System	2.418	[1]	07/01/2014	07/01/2014	A	2,168,069
1,000,000	Detroit, MI Water Supply System	5.000		07/01/2018	07/01/2016	A	1,009,650
400,000	Detroit, MI Water Supply System	5.250		07/01/2018	06/30/2014	A	400,148
1,905,000	Detroit, MI Water Supply System	2.418	[1]	07/01/2014	07/01/2014		1,903,305
320,000	Flint, MI Hospital Building Authority (Hurley Medical Center)	6.000		07/01/2020	06/30/2014	A	320,262
75,000	Grand Rapids, MI Building Authority	4.000		10/01/2014	06/30/2014	A	75,218
20,000	Lyon Township, MI GO	3.800		05/01/2015	11/01/2014	A	20,279
10,000,000	MI Finance Authority (State Aid)	4.375		08/20/2014	08/20/2014		10,074,700
1,790,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000		08/01/2020	06/16/2015	A	1,877,513
45,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500		01/15/2018	06/30/2014	A	45,129
1,465,000	MI Hsg. Devel. Authority, Series A	4.750		10/01/2019	04/23/2017	A	1,587,372
100,000	Saginaw, MI City School District (School Building & Site)	5.000		05/01/2021	06/30/2014	A	100,379

29      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
Michigan (Continued)
$105,000	Taylor, MI GO	5.000%	09/01/2014	09/01/2014		$105,992
300,000	Wayne County, MI Building Authority	5.250	06/01/2016	06/21/2014	A	301,212
1,115,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	11/01/2014	A	1,129,729
290,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2015	11/01/2014	A	294,930
180,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2014	11/01/2014		183,217
						35,072,599
Minnesota—0.6%
1,055,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)	5.000	12/01/2018	07/11/2017	B	1,143,905
305,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2016	03/01/2016		315,565
145,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2015	03/01/2015		147,474
205,000	Woodbury, MN Charter School (MSA Building Company)	3.650	12/01/2020	12/01/2020		205,713
100,000	Woodbury, MN Charter School (MSA Building Company)	2.900	12/01/2017	12/01/2017		99,645
180,000	Woodbury, MN Charter School (MSA Building Company)	2.650	12/01/2016	12/01/2016		179,183
						2,091,485
Mississippi—2.7%
5,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.125	07/01/2015	06/30/2014	A	5,020
285,000	MS Devel. Bank (Gulfport Water & Sewer System)	5.250	07/01/2019	07/01/2015	A	305,819
800,000	MS Devel. Bank (Jackson Water & Sewer System)	5.250	12/01/2022	12/01/2022		953,832
8,845,000	MS Hospital Equipment & Facilities Authority (BMHD/BMHCC/BMHosp/ BMHW/MBHS/BMHH/BMHT/BMHL/ BMHUC/BMHGT/BMHFC/ BMHMC/BMHCF/BMRRS/ BMMC/BMHC/BMH-UC/BMHNM Obligated Group)	5.000	09/01/2024	09/01/2014	A	8,942,295
						10,206,966
Missouri—0.1%
70,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	06/30/2014	A	70,305
70,000	MO Environmental Improvement & Energy Resources Authority	7.200	07/01/2016	06/30/2014	A	71,100
40,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	06/30/2014	A	40,157
25,000	MO Environmental Improvement & Energy Resources Authority	5.375	01/01/2017	06/30/2014	A	25,106

30 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Missouri (Continued)
$330,000	MO Monarch-Chesterfield Levee District	5.750%		03/01/2019	06/30/2014	A	$331,346
							538,014
Nebraska—0.0%
50,000	Lincoln, NE (Antelope Valley)	5.000		09/15/2016	06/30/2014	A	50,196
Nevada—1.5%
250,000	Clark County, NV School District	5.000		06/15/2016	12/15/2015	A	268,242
1,045,000	North Las Vegas, NV GO	5.000		05/01/2021	05/01/2016	A	1,069,432
1,500,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2023	10/01/2016	A	1,530,870
1,000,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2022	10/01/2016	A	1,022,820
1,105,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2021	10/01/2016	A	1,136,183
650,000	Reno, NV Hospital (Renown Regional Medial Center/Renown Network Services Obligated Group)	5.500		06/01/2023	06/01/2018	A	700,037
15,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000		09/01/2017	06/30/2014	A	15,031
							5,742,615
New Jersey—2.9%
50,000	Hudson County, NJ Improvement Authority (Weehawkeip-Baldwin Avenue)	4.125		07/01/2016	06/30/2014	A	50,132
20,000	Lindenwold, NJ GO	4.050		12/01/2016	06/30/2014	A	20,056
150,000	Lydhurst Township, NJ GO	4.700		05/01/2017	06/30/2014	A	150,543
5,000,000	Newark, NJ GO	1.750		02/20/2015	12/01/2014	A	5,014,050
10,000	NJ EDA (Municipal Loan Pool)3	4.300		11/15/2016	06/30/2014	A	10,033
15,000	NJ EDA (Municipal Loan Pool)3	4.625		11/15/2020	06/30/2014	A	15,051
250,000	NJ EDA (School Facilities Construction)	2.006	[1]	02/01/2018	07/01/2014	A	260,690
50,000	NJ Educational Facilities Authority (Kean University)	4.900		07/01/2014	07/01/2014		50,195
85,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)	6.000		12/01/2017	06/28/2017	B	97,644
250,000	NJ Higher Education Student Assistance Authority (Student Loans)	5.000		06/01/2014	06/01/2014		250,033
165,000	NJ Hsg. & Mtg. Finance Agency, Series AA	5.250		04/01/2016	04/01/2016		173,898
5,000,000	NJ Turnpike Authority	0.810	[1]	01/01/2024	06/06/2014	A	5,004,050
30,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2020	06/30/2014	A	30,104
							11,126,479
New York—2.1%
725,000	Albany, NY IDA (Sage Colleges)	5.250		04/01/2019	06/30/2014	A	725,130
20,000	Charlotte Valley, NY Central School District	4.250		06/15/2015	12/15/2014	A	20,381
400,000	Chemung County, NY IDA (Arnot Ogden Medical Center)	4.250		11/01/2017	06/30/2014	A	400,936

31      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
New York (Continued)
$750,000	Dutchess County, NY IDA (Bard College)	5.000%		08/01/2022	08/01/2017	A	$768,487
3,640,000	L.I., NY Power Authority, Series D	2.519	[1]	09/01/2015	09/01/2015		3,684,736
70,000	NYC GO	3.986		08/01/2017	08/01/2014	A	73,426
165,000	NYC IDA (New York Institute of Technology)	5.250		03/01/2018	06/30/2014	A	165,619
20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies-Brookdale Family Care Center Obligated Group)	4.000		11/15/2017	06/30/2014	A	20,060
50,000	NYS DA (Brookdale Hospital Medical Center)	5.200		02/15/2016	06/30/2014	A	50,207
315,000	NYS DA (Dept. of Health)	5.000		07/01/2016	07/01/2014	A	316,228
20,000	NYS DA (Special Act School Districts)	6.000		07/01/2019	06/30/2014	A	20,088
1,430,000	NYS DA (State University Educational Facilities)	5.250		05/15/2015	05/15/2015		1,495,708
55,000	NYS GO	1.539		08/01/2015	08/01/2015		56,186
10,000	NYS HFA (Hospital & Nursing Home)	5.150		11/01/2016	06/30/2014	A	10,040
35,000	Suffolk County, NY IDA (Dowling College)	6.700		12/01/2020	06/30/2014	A	35,029
185,000	Westchester County, NY Tobacco Asset Securitization Corp.	4.500		06/01/2021	06/01/2015	A	185,224
							8,027,485
North Carolina—1.6%
5,670,000	Durham, NC Hsg. Authority (Greens of Pine Glen) LIFERS	0.550	[1]	10/01/2047	06/06/2014	A	5,670,000
40,000	Iredell County, NC GO	4.750		02/01/2017	06/30/2014	A	40,749
250,000	NC Medical Care Commission (Catholic Health East)	5.250		11/15/2022	05/15/2017	A	268,855
							5,979,604
Ohio—0.6%
775,000	Adams County-Ohio Valley, OH Local School District	7.000		12/01/2015	06/07/2015	B	821,539
150,000	Akron, OH Sewer System	5.000		12/01/2017	12/01/2017		162,955
750,000	Akron, OH Sewer System	5.000		12/01/2015	12/01/2015		788,055
105,000	Beavercreek, OH Local School District	6.600		12/01/2015	06/16/2015	B	111,135
10,000	Hudson City, OH GO	4.600		12/01/2014	06/30/2014	A	10,037
305,000	Solon, OH School District	5.500		12/01/2016	12/21/2015	B	316,566
							2,210,287
Oklahoma—0.2%
50,000	McAlester, OK Public Works Authority	4.900		02/01/2020	08/01/2014	A	50,386
630,000	Tulsa, OK Industrial Authority (University of Tulsa)	6.000		10/01/2016	10/14/2015	B	655,414
							705,800
Oregon—0.1%
15,000	Eugene, OR	4.700		06/01/2014	06/01/2014		15,002
20,000	Lake Oswego, OR GO	4.375		06/01/2018	06/30/2014	A	20,066
15,000	Mount Hood, OR Community College District	4.900		07/15/2016	06/30/2014	A	15,059

32 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
Oregon (Continued)
$250,000	OR Facilities Authority (Student Housing-Ashland)	2.000%	07/01/2015	07/01/2015		$254,563
10,000	OR GO (Alternate Energy)	4.750	01/01/2016	06/30/2014	A	10,037
						314,727
Other Territory—0.3%
1,004,907	Public Hsg. Capital Fund Multi-State Revenue Trust III	5.000	07/01/2022	07/01/2022		1,041,134
Pennsylvania—3.3%
250,000	Allegheny County, PA HEBA (Carlow University)	4.500	11/01/2016	11/01/2016		254,900
35,000	Allegheny County, PA Residential Finance Authority	4.850	05/01/2015	06/30/2014	A	35,125
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)	5.000	12/01/2020	12/01/2015	A	1,024,460
250,000	Dauphin County, PA General Authority (PHH/PHS/PHMS Obligated Group)	5.250	06/01/2017	06/13/2016	B	273,512
1,000,000	Harrisburg, PA Water System	5.000	07/15/2020	07/15/2014	A	1,004,500
2,205,000	Harrisburg, PA Water System	5.000	07/15/2018	07/15/2014	A	2,215,496
365,000	Hazleton, PA GO	4.100	12/01/2019	06/30/2014	A	365,715
355,000	Hazleton, PA GO	4.050	12/01/2018	06/30/2014	A	355,735
345,000	Hazleton, PA GO	4.000	12/01/2017	06/30/2014	A	345,807
200,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	3.750	04/01/2017	04/01/2017		203,524
460,000	Lehigh County, PA GPA (Cedar Crest College)	5.000	04/01/2026	04/01/2016	A	460,888
2,375,000	Luzerne County, PA GO	7.000	11/01/2018	01/22/2017	B	2,710,136
100,000	Luzerne County, PA GO	4.000	08/15/2015	06/30/2014	A	100,230
100,000	Mars, PA Area School District	4.550	03/01/2017	06/30/2014	A	100,348
205,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	4.000	04/01/2017	04/11/2016	B	206,359
730,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.250	06/15/2023	02/27/2021	B	755,952
100,000	Philadelphia, PA Gas Works	5.000	09/01/2020	09/01/2014	A	101,054
120,000	Philadelphia, PA Gas Works	5.375	07/01/2021	06/30/2014	A	120,420
200,000	Philadelphia, PA Gas Works	5.250	08/01/2015	06/30/2014	A	200,792
460,000	Philadelphia, PA School District	5.000	08/01/2018	08/01/2015	A	484,132
50,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority	4.050	02/15/2018	06/30/2014	A	50,095
500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000	11/15/2021	05/15/2020	A	581,720
380,000	Susquehanna, PA Area Regional Airport Authority	3.000	01/01/2017	01/08/2016	B	391,081
						12,341,981
Rhode Island—0.6%
25,000	Pawtucket, RI GO	4.700	07/01/2015	06/30/2014	A	25,072
105,000	Providence, RI GO	5.000	07/15/2019	07/15/2014	A	105,388
100,000	Providence, RI GO	5.000	07/15/2018	07/15/2014	A	100,407

33      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Rhode Island (Continued)
$5,000	Providence, RI Public Building Authority, Series A	5.125%		12/15/2014	06/30/2014	A	$5,013
10,000	RI Clean Water Finance Agency	4.500		10/01/2022	06/30/2014	A	10,034
15,000	RI Clean Water Protection Finance Agency	5.000		10/01/2015	06/30/2014	A	15,060
100,000	RI Clean Water Protection Finance Agency	5.500		10/01/2018	06/30/2014	A	100,434
5,000	RI Clean Water Protection Finance Agency	5.000		10/01/2018	06/30/2014	A	5,020
50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000		11/01/2019	06/30/2014	A	50,196
10,000	RI Health & Educational Building Corp. (Newport Hospital)	5.100		07/01/2015	06/30/2014	A	10,035
85,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500		05/15/2016	06/30/2014	A	85,327
1,400,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.000		05/15/2026	05/15/2016	A	1,451,814
85,000	RI Tobacco Settlement Financing Corp. (TASC), Series A	6.000		06/01/2023	06/30/2014	A	85,019
155,000	West Warwick, RI GO	5.100		03/01/2021	06/30/2014	A	155,549
							2,204,368
South Carolina—0.5%
380,000	Greenwood, SC Metropolitan District	5.000		04/01/2018	06/30/2014	A	381,277
400,000	Greenwood, SC Metropolitan District	5.000		04/01/2019	06/30/2014	A	401,252
360,000	Greenwood, SC Metropolitan District	5.000		04/01/2017	06/30/2014	A	361,213
320,000	Greenwood, SC Metropolitan District	5.000		04/01/2015	06/30/2014	A	321,293
340,000	Greenwood, SC Metropolitan District	5.000		04/01/2016	06/30/2014	A	341,343
15,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000		07/01/2018	06/30/2014	A	15,053
							1,821,431
Tennessee—2.3%
675,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000		12/15/2017	12/15/2017		754,232
125,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000		12/15/2016	12/15/2016		137,782
200,000	Lafollette, TN Electric System	4.900		03/01/2019	06/30/2014	A	200,522
7,000,000	Memphis, TN HE&HFB (Arbors Hickory Ridge) LIFERS	0.550	[1]	01/01/2049	06/06/2014	A	7,000,000
200,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2019	09/01/2019		228,178
175,000	TN Energy Acquisition Gas Corp.	5.000		02/01/2017	02/01/2017		190,101
60,000	TN Energy Acquisition Gas Corp.	5.000		09/01/2015	09/01/2015		63,251
200,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2018	09/01/2018		226,542
							8,800,608
Texas—1.9%
50,000	Cinco, TX Municipal Utility District No. 9	3.850		09/01/2014	06/30/2014	A	50,132
185,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750		02/15/2018	09/18/2016	B	186,043

34 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Texas (Continued)
$150,000	Donna, TX GO COP	4.750%		02/01/2015	06/30/2014	A	$150,356
4,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000		08/15/2023	08/15/2017	A	4,468,840
100,000	Galveston County, TX Water Control & Improvement District No. 1	4.000		03/01/2016	06/30/2014	A	100,305
25,000	Gonzales, TX Healthcare System	5.350		08/15/2015	06/30/2014	A	25,108
90,000	Harris County, TX Municipal Utility District No. 149	4.250		10/01/2014	06/30/2014	A	90,280
1,000,000	Harris County-Houston, TX Sports Authority	5.335	[2]	11/15/2020	06/30/2014	A	704,890
200,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250		08/15/2021	06/28/2016	A	212,496
35,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625		05/15/2022	06/30/2014	A	35,120
465,000	Northwest Harris County, TX Municipal Utility District No. 22	5.700		04/01/2017	06/30/2014	A	467,093
190,000	Red River, TX Health Facilities Devel. Corp. (Witchita Falls Retirement Foundation)	4.700		01/01/2022	09/29/2018	B	191,488
5,000	TX Lower Colorado River Authority	5.500		05/15/2019	06/30/2014	A	5,020
5,000	TX Lower Colorado River Authority	5.375		05/15/2020	06/30/2014	A	5,019
10,000	TX Lower Colorado River Authority	5.250		05/15/2021	06/30/2014	A	10,037
75,000	TX Public Finance Authority (Texas Military Facilities Commission)	5.000		04/01/2016	06/30/2014	A	75,296
205,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)	5.350		12/01/2017	06/25/2016	B	222,273
20,000	Willis, TX Independent School District	4.375		02/15/2017	06/30/2014	A	20,067
							7,019,863
Vermont—0.4%
50,000	Burlington, VT COP (Parking Facility)	4.625		12/01/2014	06/30/2014	A	50,181
200,000	Burlington, VT GO	5.000		11/01/2021	11/01/2021		220,176
350,000	Burlington, VT GO	5.000		11/01/2016	11/01/2016		376,376
370,000	Burlington, VT GO	5.000		11/01/2017	11/01/2017		402,845
390,000	Burlington, VT GO	5.000		11/01/2018	11/01/2018		427,939
							1,477,517
Virginia—0.1%
400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000		01/01/2019	01/01/2019		428,008
5,000	VA Hsg. Devel. Authority, Series A	4.300		01/01/2015	06/30/2014	A	5,014
65,000	VA Northern Transportation District (Virginia Railway Express)	5.375		07/01/2014	07/01/2014		65,282
10,000	VA Resources Authority, Series C	4.125		11/01/2017	06/30/2014	A	10,031
							508,335
Washington—0.2%
850,000	Cowlitz County, WA Sewer (Seattle-Northwest Securities Corp.)	5.500		11/01/2016	11/14/2015	B	895,730

35      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Washington (Continued)
$25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600%		03/01/2028	08/31/2014	A	$24,997
							920,727
West Virginia—0.0%
25,000	WV School Building Authority	4.500		07/01/2015	06/30/2014	A	25,090
Wisconsin—0.0%
25,000	Franklin, WI Public School District	4.500		04/01/2015	06/30/2014	A	25,089
100,000	Milwaukee, WI Hsg. Authority (Veterans Hsg.)	5.100		07/01/2022	07/01/2014	A	100,399
20,000	Weston, WI Community Devel. Authority	4.650		10/01/2016	06/30/2014	A	20,056
							145,544
U.S. Possessions—14.0%
250,000	Guam Power Authority, Series A	5.000		10/01/2022	10/01/2022		295,470
1,345,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2015	07/01/2015		1,378,154
3,050,000	Puerto Rico Commonwealth GO	2.043	[1]	07/01/2018	07/01/2018		2,961,855
8,175,000	Puerto Rico Commonwealth GO	2.063	[1]	07/01/2019	07/01/2019		7,816,608
35,000	Puerto Rico Commonwealth GO	5.500		07/01/2015	07/01/2015		35,935
190,000	Puerto Rico Commonwealth GO	5.500		07/01/2016	07/01/2016		198,628
800,000	Puerto Rico Commonwealth GO	5.000		07/01/2023	07/01/2017	A	809,192
1,815,000	Puerto Rico Commonwealth GO	4.750		12/01/2015	12/01/2014	A	1,830,918
8,550,000	Puerto Rico Commonwealth GO	2.083	[1]	07/01/2020	07/01/2020		7,984,161
40,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		36,530
680,000	Puerto Rico Commonwealth GO	6.000		07/01/2015	07/01/2015		701,767
380,000	Puerto Rico Commonwealth GO	6.000		07/01/2016	07/01/2016		401,060
1,285,000	Puerto Rico Commonwealth GO	5.650		07/01/2015	01/04/2015	B	1,321,365
50,000	Puerto Rico Commonwealth GO	6.500		07/01/2015	07/01/2015		51,865
255,000	Puerto Rico Commonwealth GO	4.157	[2]	07/01/2016	07/01/2016		220,659
380,000	Puerto Rico Commonwealth GO	4.500		07/01/2023	11/02/2022	B	377,329
500,000	Puerto Rico Commonwealth GO	5.250		07/01/2015	07/01/2015		513,220
220,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		236,784
185,000	Puerto Rico Commonwealth GO	5.250		07/01/2015	07/01/2015		189,451
500,000	Puerto Rico Convention Center Authority	5.000		07/01/2019	07/01/2016	A	506,595
275,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2015	07/01/2015		281,512
60,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2016	07/01/2016		62,725
1,700,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2015	07/01/2015		1,745,407
20,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2016	07/01/2016		20,908
295,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2017	07/01/2017		312,853
905,000	Puerto Rico Electric Power Authority, Series OO	5.000		07/01/2014	07/01/2014		905,326
270,000	Puerto Rico Electric Power Authority, Series PP	5.000		07/01/2023	07/01/2014	A	270,041

36 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
U.S. Possessions (continued)
$235,000	Puerto Rico Electric Power Authority, Series SS	5.000%		07/01/2022	07/01/2015	A	$236,050
455,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2023	07/01/2015	A	456,265
100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2019	07/01/2015	A	101,283
500,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2019	07/01/2015	A	504,025
100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2016	07/01/2015	A	101,871
300,000	Puerto Rico Electric Power Authority, Series UU	4.000		07/01/2015	07/01/2015		302,328
390,000	Puerto Rico Electric Power Authority, Series UU	1.272	[1]	07/01/2017	07/01/2017		280,457
25,000	Puerto Rico Electric Power Authority, Series WW	5.250		07/01/2014	07/01/2014		24,961
120,000	Puerto Rico Electric Power Authority, Series ZZ	5.000		07/01/2018	07/01/2018		91,908
105,000	Puerto Rico HFA	5.000		12/01/2015	06/30/2014	A	105,171
100,000	Puerto Rico HFA	5.000		12/01/2016	06/30/2014	A	100,133
130,000	Puerto Rico HFA	5.000		12/01/2018	06/30/2014	A	130,101
40,000	Puerto Rico HFA	5.000		12/01/2014	06/30/2014	A	40,068
35,000	Puerto Rico HFA	4.600		12/01/2024	12/01/2024		34,827
5,000,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2015	01/04/2015	B	5,138,950
40,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2020	07/01/2020		43,445
230,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2014	07/01/2014		230,244
50,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2019	07/01/2019		41,345
220,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2016	07/01/2014	A	220,321
330,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2022	07/01/2014	A	330,102
50,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2018	07/01/2014	A	50,060
250,000	Puerto Rico Highway & Transportation Authority, Series E	5.500		07/01/2016	07/01/2016		262,437
5,000	Puerto Rico Highway & Transportation Authority, Series G	5.250		07/01/2019	07/01/2019		3,573
820,000	Puerto Rico Industrial Devel. Company, Series B	5.375		07/01/2016	06/30/2014	A	821,410
175,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	10/01/2014		172,382
155,000	Puerto Rico Infrastructure Financing Authority	5.500		07/01/2016	07/01/2016		159,197
1,000,000	Puerto Rico Infrastructure Financing Authority	5.500		07/01/2015	07/01/2015		1,014,370
240,000	Puerto Rico Infrastructure Financing Authority, Series A	4.500		07/01/2014	07/01/2014		239,371

37      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
U.S. Possessions (continued)
$1,750,000	Puerto Rico Infrastructure Financing Authority, Series C	5.500%	07/01/2017	07/01/2017		$1,811,040
155,000	Puerto Rico ITEMECF (International American University of Puerto Rico)	5.000	10/01/2016	10/01/2014	A	156,297
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	10/01/2021		99,207
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	10/01/2020		302,736
520,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	06/30/2014	A	520,738
360,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	06/30/2014	A	360,598
60,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2021	06/30/2014	A	60,045
120,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	06/30/2014	A	120,137
545,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	06/30/2014	A	545,698
170,000	Puerto Rico Municipal Finance Agency, Series A	4.750	08/01/2022	06/30/2014	A	170,032
200,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	06/30/2014	A	200,332
110,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	06/30/2014	A	110,206
345,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2014	06/30/2014	A	346,415
2,710,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2015	06/30/2014	A	2,714,580
100,000	Puerto Rico Municipal Finance Agency, Series C	5.000	08/01/2014	08/01/2014		100,428
750,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	07/01/2022		613,883
1,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2024	07/01/2018	A	1,033,510
1,000,000	Puerto Rico Public Buildings Authority	5.250	07/01/2017	07/01/2017		1,024,820
360,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2021		308,380
						53,302,055
Total Investments, at Value (Cost $374,336,532)—99.0%						376,380,687
Assets in Excess of Other Liabilities—1.0						3,724,487
Net Assets—100.0%						$380,105,174

Footnotes to Statement of Investments

* May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

**	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1.	Represents the current interest rate for a variable or increasing rate security.
2.	Zero coupon bond reflects effective yield on the date of purchase.

38 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Footnotes to Statement of Investments Continued

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 30, 2014. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

BMH-UC	Baptist Memorial Hospital-Union City
BMHC	Baptist Memorial Home Care
BMHCC	Baptist Memorial Health Care Corp.
BMHCF	Baptist Memorial Health Care Foundation
BMHD	Baptist Memorial Hospital-Desoto
BMHFC	Baptist Memorial Hospital-Forrest City
BMHGT	Baptist Memorial Hospital-Golden Triangle
BMHH	Baptist Memorial Hospital-Huntington
BMHL	Baptist Memorial Hospital-Lauderdale
BMHMC	Baptist Memorial Hospital-Mississippi County
BMHNM	Baptist Memorial Hospital-North Mississippi
BMHosp	Baptist Memorial Hospital
BMHT	Baptist Memorial Hospital-Tipton
BMHUC	Baptist Memorial Hospital-Union County
BMHW	Baptist Memorial Hospital for Women
BMMC	Baptist Minor Medical Centers
BMRRS	Baptist Memorial Regional Rehabilitation Services
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
MBHS	Mississippi Baptist Health Systems
MSA	Math & Science Academy
NYC	New York City
NYS	New York State
PFA	Public Financing Authority
PHH	Pinnacle Health Hospitals
PHMS	Pinnacle Health Medical Services
PHS	Pinnacle Health System
PUTTERS	Puttable Tax-Exempt Receipts
RIH	Rhode Island Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
TUFF	The University Financing Foundation
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 30, 2014[1]

Assets
Investments, at value (cost $374,336,532)—see accompanying statement of investments	$376,380,687

Cash	1,148,616

Receivables and other assets:
Interest	4,711,934
Shares of beneficial interest sold	2,571,660
Investments sold (including $10,000 sold on a when-issued or delayed delivery basis)	630,000
Other	51,449

Total assets	385,494,346

Liabilities
Payables and other liabilities:
Investments purchased	4,391,068
Shares of beneficial interest redeemed	769,042
Dividends	104,770
Distribution and service plan fees	65,028
Shareholder communications	8,602
Trustees’ compensation	5,370
Interest expense on borrowings	230
Other	45,062

Total liabilities	5,389,172

Net Assets	$380,105,174

Composition of Net Assets
Par value of shares of beneficial interest	$101,178

Additional paid-in capital	378,161,500

Accumulated net investment income	974,507

Accumulated net realized loss on investments	(1,176,166)

Net unrealized appreciation on investments	2,044,155

Net Assets	$380,105,174

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $240,675,833 and 64,065,557 shares of beneficial interest outstanding)	$3.76

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.85

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $55,508,692 and 14,776,979 shares of beneficial interest outstanding)	$3.76

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $83,920,649 and 22,335,087 shares of beneficial interest outstanding)	$3.76

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

40 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended May 30, 20141

Investment Income
Interest	$11,499,558

Other income	24

Total investment income	11,499,582

Expenses
Management fees	1,804,851

Distribution and service plan fees:
Class A	649,396
Class C	552,050

Transfer and shareholder servicing agent fees:
Class A	200,451
Class C	50,138
Class Y	60,066

Shareholder communications:
Class A	40,689
Class C	17,614
Class Y	14,754

Borrowing fees	104,149

Trustees’ compensation	6,641

Custodian fees and expenses	5,459

Interest expense on borrowings	4,327

Other	90,566

Total expenses	3,601,151
Less waivers and reimbursements of expenses	(470)

Net expenses	3,600,681

Net Investment Income	7,898,901

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,051,591)

Net change in unrealized appreciation/depreciation on investments	633,512

Net Increase in Net Assets Resulting from Operations	$7,480,822

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 30, 2014[1]	May 31, 2013
Operations
Net investment income	$7,898,901	$4,107,477
Net realized loss	(1,051,591)	(5,660)
Net change in unrealized appreciation/depreciation	633,512	164,872
Net increase in net assets resulting from operations	7,480,822	4,266,689
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,935,016)	(2,537,706)
Class C	(619,609)	(215,982)
Class Y	(1,743,775)	(1,063,370)
	(7,298,400)	(3,817,058)
Distributions from net realized gain:
Class A	—	(83,904)
Class C	—	(11,709)
Class Y	—	(29,552)
	—	(125,165)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	32,759,699	123,618,370
Class C	18,898,161	22,691,679
Class Y	(5,026,991)	68,306,895
	46,630,869	214,616,944
Net Assets
Total increase	46,813,291	214,941,410
Beginning of period	333,291,883	118,350,473
End of period (including accumulated net investment income of $974,507 and $371,620, respectively)	$380,105,174	$333,291,883

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

42 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.08	0.07	0.08	0.04
Net realized and unrealized gain	0.00	0.02	0.06	0.02

Total from investment operations	0.08	0.09	0.14	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.07)	(0.08)	(0.02)
Distributions from net realized gain	0.00	0.00 [4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.07)	(0.08)	(0.02)

Net asset value, end of period	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	2.18%	2.35%	3.89%	1.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240,676	$207,739	$83,843	$24,945

Average net assets (in thousands)	$260,158	$146,597	$45,683	$15,185

Ratios to average net assets:[6]
Net investment income	2.05%	1.87%	2.18%	2.42%
Expenses excluding interest and fees from borrowings	0.82%	0.80%	0.84%	1.38%
Interest and fees from borrowings	0.03%	0.02%	0.03%	0.02%

Total expenses	0.85%	0.82%	0.87%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.82%	0.87%	0.85%

Portfolio turnover rate	72%	16%	20%	5%

1. May 30, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS     Continued

Class C	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.05	0.04	0.05	0.03
Net realized and unrealized gain	0.00	0.02	0.06	0.02

Total from investment operations	0.05	0.06	0.11	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.05)	(0.01)
Distributions from net realized gain	0.00	0.00 [4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.04)	(0.05)	(0.01)

Net asset value, end of period	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	1.39%	1.53%	3.07%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,509	$36,381	$13,654	$1,794

Average net assets (in thousands)	$55,118	$23,354	$7,145	$1,401

Ratios to average net assets:[6]
Net investment income	1.27%	1.07%	1.41%	1.72%
Expenses excluding interest and fees from borrowings	1.60%	1.62%	1.78%	2.42%
Interest and fees from borrowings	0.03%	0.02%	0.03%	0.02%

Total expenses	1.63%	1.64%	1.81%	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.62%	1.62%	1 .60%

Portfolio turnover rate	72%	16%	20%	5%

1. May 30, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

44 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class Y	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.09	0.08	0.09	0.05
Net realized and unrealized gain	0.00	0.02	0.06	0.01

Total from investment operations	0.09	0.10	0.15	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.08)	(0.09)	(0.02)
Distributions from net realized gain	0.00	0.00 [4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.08)	(0.09)	(0.02)

Net asset value, end of period	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	2.42%	2.62%	4.12%	1.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,920	$89,172	$20,853	$1,155

Average net assets (in thousands)	$81,902	$53,415	$8,280	$210

Ratios to average net assets:[6]
Net investment income	2.29%	2.10%	2.35%	2.66%
Expenses excluding interest and fees from borrowings	0.57%	0.53%	0.67%	2.13%
Interest and fees from borrowings	0.03%	0.02%	0.03%	0.02%

Total expenses	0.60%	0.55%	0.70%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.55%	0.63%	0.60%

Portfolio turnover rate	72%	16%	20%	5%

1. May 30, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

45      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS May 30, 2014

1. Significant Accounting Policies

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

46      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

As of May 30, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$10,000

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,060,705	$—	$1,160,872	$2,028,861

1. As of May 30, 2014, the Fund had $1,160,872 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

47      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

Expiring
No expiration	$1,160,872

Total	$1,160,872

2. During the fiscal year ended May 30, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended May 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$2,386	$2,386

The tax character of distributions paid during the years ended May 31, 2014 and May 31, 2013 was as follows:

	Year Ended May 31, 2014	Year Ended May 31, 2013
Distributions paid from:
Exempt-interest dividends	$7,275,499	$3,817,218
Ordinary income	22,901	123,200

Total	$7,298,400	$3,940,418

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$374,351,826

Gross unrealized appreciation	$3,668,064
Gross unrealized depreciation	(1,639,203)

Net unrealized appreciation	$2,028,861

48      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

49      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

50      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

51 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$10,935,682	$—	$10,935,682
Alaska	—	5,797,792	—	5,797,792
Arizona	—	9,246,736	—	9,246,736
Arkansas	—	35,132	—	35,132
California	—	94,954,037	—	94,954,037
Colorado	—	13,488,008	—	13,488,008
Connecticut	—	250,810	—	250,810
District of Columbia	—	1,073,704	—	1,073,704
Florida	—	11,002,527	—	11,002,527
Georgia	—	3,296,888	—	3,296,888
Hawaii	—	1,033,205	—	1,033,205

52 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Idaho	$—	$25,084	$—	$25,084
Illinois	—	35,763,137	—	35,763,137
Indiana	—	5,118,179	—	5,118,179
Iowa	—	145,304	—	145,304
Kansas	—	70,249	—	70,249
Kentucky	—	55,186	—	55,186
Louisiana	—	4,211,482	—	4,211,482
Maine	—	55,167	—	55,167
Maryland	—	2,379,503	—	2,379,503
Massachusetts	—	5,767,965	—	5,767,965
Michigan	—	35,072,599	—	35,072,599
Minnesota	—	2,091,485	—	2,091,485
Mississippi	—	10,206,966	—	10,206,966
Missouri	—	538,014	—	538,014
Nebraska	—	50,196	—	50,196
Nevada	—	5,742,615	—	5,742,615
New Jersey	—	11,126,479	—	11,126,479
New York	—	8,027,485	—	8,027,485
North Carolina	—	5,979,604	—	5,979,604
Ohio	—	2,210,287	—	2,210,287
Oklahoma	—	705,800	—	705,800
Oregon	—	314,727	—	314,727
Other Territory	—	1,041,134	—	1,041,134
Pennsylvania	—	12,341,981	—	12,341,981
Rhode Island	—	2,204,368	—	2,204,368
South Carolina	—	1,821,431	—	1,821,431
Tennessee	—	8,800,608	—	8,800,608
Texas	—	7,019,863	—	7,019,863
Vermont	—	1,477,517	—	1,477,517
Virginia	—	508,335	—	508,335
Washington	—	920,727	—	920,727
West Virginia	—	25,090	—	25,090
Wisconsin	—	145,544	—	145,544
U.S. Possessions	—	53,302,055	—	53,302,055

Total Assets	$—	$376,380,687	$—	$376,380,687

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

53 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended May 30, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	71,547,970	$265,948,361	58,805,858	$221,037,144
Dividends and/or distributions reinvested	1,237,026	4,594,843	645,741	2,426,855
Redeemed	(64,067,099)	(237,783,505)	(26,557,604)	(99,845,629)

Net increase	8,717,897	$32,759,699	32,893,995	$123,618,370

Class C
Sold	14,334,469	$53,242,982	8,099,633	$30,435,573
Dividends and/or distributions reinvested	158,249	587,769	56,801	213,399
Redeemed	(9,411,676)	(34,932,590)	(2,118,090)	(7,957,293)

Net increase	5,081,042	$18,898,161	6,038,344	$22,691,679

Class Y
Sold	20,768,534	$77,296,732	27,195,320	$102,222,238
Dividends and/or distributions reinvested	465,676	1,729,958	284,767	1,070,230
Redeemed	(22,657,227)	(84,053,681)	(9,306,725)	(34,985,573)

Net increase (decrease)	(1,423,017)	$(5,026,991)	18,173,362	$68,306,895

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$237,286,052	$254,563,099

5. Fees and other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

54 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

5. Fees and other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plan at March 31, 2014 were as follows:

Class C	$271,775

55 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

May 30, 2014	$60,223	$102,239	$27,859

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding interest and fees from borrowings” will not exceed 0.85% of average annual net assets for Class A shares, 1.60% of average annual net assets for Class C shares and 0.60% of average annual nets assets for Class Y shares. During the year ended May 30, 2014, the Manager reimbursed $270 for Class C shares.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended May 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$200

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

56 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

6. Borrowings (Continued)

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1545% as of May 30, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended May 30, 2014 equal 0.02% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of May 30, 2014, the Fund had no borrowings outstanding. Details of the borrowings for the year ended May 30, 2014 are as follows:

Average Daily Loan Balance	$2,572,329
Average Daily Interest Rate	0.163%
Fees Paid	$102,178
Interest Paid	$4,684

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase

57 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Reverse Repurchase Agreements (Continued)

agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended May 30, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended May 30, 2014.

Details of reverse repurchase agreement transactions for the year ended May 30, 2014 are as follows:

Fees Paid	$36,426

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and

58 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8. Pending Litigation (Continued)

agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

59 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Short Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Short Term Municipal Fund, including the statement of investments, as of May 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from December 6, 2010 (commencement of operations) to May 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 30, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Short Term Municipal Fund as of May 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from December 6, 2010 (commencement of operations) to May 30, 2011, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 15, 2014

60 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended May 30, 2014 are eligible for the corporate dividend-received deduction. 99.69% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

61 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and

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TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2007) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios

64 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Mary F. Miller, Continued	in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2007) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Advisory Board Member (since 2012) Year of Birth: 1952	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

65      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Joseph M. Wikler, Trustee (since 2007) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2007) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital

66 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

William F. Glavin, Jr., Continued	Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein and Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2007) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2007) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2007) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit

67      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS    Unaudited / Continued

Michael L. Camarella, Continued	Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014);

68 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Mary Ann Picciotto, Continued	Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

69      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

70 OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0621.001.0514 July 25, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $30,600 in fiscal 2014 and $30,000 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $871,571 in fiscal 2014 and $538,480 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,917 in fiscal 2014 and $307,163 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,259,988 in fiscal 2014 and $845,643 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2014